Commitments and Contingencies	12 Months Ended
Jul. 03, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

(11) Commitments and Contingencies

Litigation and Claims:    The Company is currently, and from time to time may be, subject to claims and actions arising in the ordinary course of its business, including general liability, fidelity, workers’ compensation, employment claims, and Americans with Disabilities Act (“ADA”) claims. The Company has insurance to cover general liability and workers’ compensation claims and reserves for claims and actions in the ordinary course. The insurance is subject to a self-insured retention. In some actions, plaintiffs request punitive or other damages that may not be covered by insurance.

There is currently a group of approximately 76 pending claims, filed with the Equal Employment Opportunity Commission (the “EEOC”) between 2016 and 2019, generally relating to claims of age discrimination. To date, the EEOC issued determinations of probable cause as to thirteen of the charges, which the Company contests and intends to defend vigorously. The EEOC has also alleged a pattern or practice of age discrimination, which resulted in a determination of probable cause and, on August 22, 2022, a proposal for the Company to participate in conciliation. The EEOC’s proposal includes a demand for monetary and non-monetary remedies. The Company contests such determination and intends to defend vigorously. The Company cannot estimate the possible range of loss, if any, associated with these EEOC matters.